SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2005
BRAND INTERMEDIATE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	333-102511-14 (Commission File Number)	13-3909682 (IRS Employment Identification No.)

15450 South Outer Highway 40, #270
Chesterfield, Missouri 63017
(Address of principal executive offices)

Registrant's telephone number, including area code 636-519-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Jeffrey G. Marshall, age 61, has been appointed to the Company’s Board of Directors effective December 1, 2005. Mr. Marshall  currently is Chairman of Smith Marshall, a strategic consultancy partnership. He is a member of the board of directors of Toronto Hydro Corporation; Neenah Foundry Company; Ormet Corporation; and Wakefield Thermal Solutions, Inc. From 1997 to 2003 Mr. Marshall was President and Chief Executive Officer of Aluma Enterprises, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAND INTERMEDIATE HOLDINGS, INC.

Date: December 1, 2005	By:	/s/ Anthony A. Rabb
Anthony A. Rabb
Chief Financial Officer and Vice President, Finance